Exhibit 99.1


              G&K Services Announces the Addition of
            J. Patrick Doyle to Its Board of Directors


    MINNEAPOLIS--(BUSINESS WIRE)--Aug. 29, 2005--G&K Services, Inc. (Nasdaq:GKSRA), a market leader in branded identity apparel programs and facility services, announced today that J. Patrick Doyle has joined G&K Services' Board of Directors.
    "We are pleased to have Patrick join our board," said Richard Fink, chairman of G&K's board of directors. "His extensive business background with a number of large multi-national organizations will add a new dimension to G&K's board."
    Mr. Doyle is the Executive Vice President of Team USA for Domino's Pizza, Inc. He joined Domino's in 1997 as Senior Vice President of U.S. Marketing. In 1999, Mr. Doyle was promoted to Executive Vice President, International before assuming his current role in 2004. Prior to joining Domino's, Mr. Doyle held various senior management positions at Gerber Products Company, Intervascular SA and the former First Chicago Corporation.
    "Mr. Doyle adds further depth to our board," said Lenny Pippin, chairman of the corporate governance committee of G&K's board of directors. "His broad background in marketing, general management and international operations will provide new insight and perspective in evaluating the strategic priorities of the company. In addition, his appointment supports our commitment to be a strong, independent board representing the interests of our shareholders."
    Mr. Doyle earned a B.A. degree in economics from the University of Michigan. He later received his M.B.A. from the University of Chicago.

    Safe Harbor for Forward-Looking Statements

    The Private Securities Litigation Reform Act of 1995 (the "Act") provides companies with a "safe harbor" when making forward-looking statements as a way of encouraging them to furnish their shareholders with information regarding expected trends in their operating results, anticipated business developments and other prospective information. Statements made in this press release concerning our intentions, expectations or predictions about future results or events are "forward-looking statements" within the meaning of the Act. These statements reflect our current expectations or beliefs, and are subject to risks and uncertainties that could cause actual results or events to vary from stated expectations, which could be material and adverse. Given that circumstances may change, and new risks to the business may emerge from time to time, having the potential to negatively impact our business in ways we could not anticipate at the time of making a forward-looking statement, you are cautioned not to place undue reliance on these statements, and we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
    Some of the factors that could cause actual results or events to vary from stated expectations include, but are not limited to, the following: unforeseen operating risks; the effects of overall economic conditions and employment; fluctuations in costs of insurance and energy; acquisition integration costs; the performance of acquired businesses; preservation of positive labor relationships; competition, including pricing, within the corporate identity apparel and facility services industry; and the availability of capital to finance planned growth. Additional information concerning potential factors that could affect future financial results is included in our Annual Report on Form 10-K for the fiscal year ended July 3, 2004.

    About G&K Services, Inc.

    Headquartered in Minneapolis, Minnesota, G&K Services, Inc. is a market leader in branded identity apparel programs and facility services in the United States, and is the largest such provider in Canada. G&K operates over 140 processing facilities and branch offices, serving more than 160,000 customers.



    CONTACT: G&K Services, Inc., Minneapolis
             Jeffrey L. Wright, 952-912-5500
             or
             Glenn L. Stolt, 952-912-5500
             or
             Shayn R. Carlson, 952-912-5500